UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 8, 2011 (November 2, 2011)

DGSE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11311 Reeder Rd.
Dallas, Texas  75229
(Address of Principal Executive Offices) (Zip Code)

(972) 484-3662
(Registrant’s telephone number, including area code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 2, 2011, DGSE Companies, Inc., a Nevada corporation (the “Registrant”), entered into that certain Tenth Amendment to Loan Agreement, dated October 27, 2011 (the “Credit Facility Amendment”), in form attached hereto as Exhibit 10.1, by and between the Registrant and Texas Capital Bank, N.A. (“Texas Capital Bank”), whereby the Registrant and Texas Capital Bank agreed to amend the terms of that certain Loan Agreement, dated as of December 22, 2005, between the Registrant and Texas Capital Bank, attached hereto as Exhibit 10.2, as amended, as discussed in the section titled “Liquidity and Capital Resources” of the Quarterly Report on Form 10-Q of the Registrant, filed with the Securities Exchange Commission on August 11, 2011, in order to reflect the acquisition of securities of the Registrant by NTR Metals, LLC, a Texas limited liability company.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
10.1	Tenth Amendment to Loan Agreement, dated October 27, 2011, by and between the Registrant and Texas Capital Bank, N.A.

10.2
Loan Agreement, dated as of December 22, 2005, between DGSE Companies, Inc. and Texas Capital Bank, N.A. (previously filed as Exhibit 10.1 to the Current Report on Form 8-K/A, as filed by the Registrant with the Securities Exchange Commission on August 17, 2006)

EXHIBITS

Exhibit No.	Description
10.1	Tenth Amendment to Loan Agreement, dated October 27, 2011, by and between the Registrant and Texas Capital Bank, N.A.

10.2
Loan Agreement, dated as of December 22, 2005, between DGSE Companies, Inc. and Texas Capital Bank, N.A. (previously filed as Exhibit 10.1 to the Current Report on Form 8-K/A, as filed by the Registrant with the Securities Exchange Commission on August 17, 2006)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC.

Date: November 8, 2011	By:	/s/ John Benson
John Benson
Chief Financial Officer